                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217


EQ Advisors Trust

PROSPECTUS DATED AUGUST 30, 1999


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This Prospectus describes the eleven (11) Portfolios offered by EQ Advisors
Trust that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference. The Portfolios followed by an asterisk (*) below will not be available for investment until October 1, 1999.


          FIXED INCOME PORTFOLIOS                  GLOBAL/INTERNATIONAL PORTFOLIO
          -----------------------                  -------------------------------

            Alliance High Yield*                            Alliance Global*
Alliance Intermediate Government Securities*
           Alliance Money Market*

         DOMESTIC EQUITY PORTFOLIOS                  AGGRESSIVE EQUITY PORTFOLIOS
         --------------------------                  ----------------------------

           Alliance Common Stock*                     Alliance Aggressive Stock*
         Alliance Growth and Income*                  Alliance Small Cap Growth*

                           ASSET ALLOCATION PORTFOLIOS
                           ---------------------------
                               Alliance Balanced*
                         Alliance ConservativeInvestors*
                           Alliance Growth Investors*



    See Prospectus dated May 1, 1999 for additional investment alternatives.



-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 300 Supp

Overview


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EQ ADVISORS TRUST

This Prospectus tells you about the eleven (11) current Portfolios of the EQ Advisors Trust ("Trust") and the Class IA shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust is diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC"), as well as insurance companies that are not affiliated with Equitable of EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

EQ Financial Consultants, Inc. ("EQFC") currently serves as the Manager of the Trust. The Board of Trustees of the Trust approved a transfer of its Investment Management Agreement with EQFC to Equitable, the indirect corporate parent of EQFC, which is expected to be completed in September 1999. Upon completion of the transfer, Equitable (to be referred to as the "Manager" following completion of the transfer, however, until completion of the transfer, "Manager" refers to
EQFC) will serve as the Manager of the Trust subject to the supervision and direction of the Board of Trustees. EQFC currently has overall responsibility for the general management and administration of the Trust. EQFC and Equitable are each an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended ("Advisers Act").

Following the transfer, Equitable will serve as Manager and exercise all functions of the Manager as set forth in the Investment Management Agreement. Management of the Trust and its Board of Trustees are of the view that the transfer of the Investment Management Agreement from EQFC to Equitable does not constitute an "assignment" of that agreement as that term is defined in Section 2(a)(4) of the 1940 Act and Section 202(a)(1) of the Advisers Act.

Each of the Portfolios has its own investment adviser ("Adviser"). Information about the Adviser for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

The Manager and certain non-affiliated insurance companies and certain of their separate accounts (collectively, "Applicants") have filed applications requesting that the SEC approve the substitution of: (i) Class IA shares of certain Portfolios for Class IA shares of corresponding portfolios of The Hudson River Trust ("HRT"); and (ii) Class IB shares of certain Portfolios for Class IB shares of corresponding HRT portfolios ("Substitution Application"). Alliance Capital Management L.P. ("Alliance") serves as Adviser for each Portfolio to be substituted for the corresponding HRT portfolio. Applicants have included, as a term of the Substitution Application, that with respect to those Portfolios

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for which Alliance serves as Adviser, the Manager will not: (i) terminate
Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.


     ----------------------------------------------------    EQ Advisors Trust

Table of contents



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
--------------------------------------------------------
1
--
SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST       6
--------------------------------------------------------
2
--
ABOUT THE INVESTMENT PORTFOLIOS                       16
--------------------------------------------------------
    FIXED INCOME PORTFOLIOS                           18
       Alliance High Yield Portfolio                  18
       Alliance Intermediate Government Securities
          Portfolio                                   21
       Alliance Money Market Portfolio                25
    DOMESTIC EQUITY PORTFOLIOS                        28
       Alliance Common Stock Portfolio                28
       Alliance Growth and Income Portfolio           31
    GLOBAL/INTERNATIONAL PORTFOLIO                    34
       Alliance Global Portfolio                      34
    AGGRESSIVE EQUITY PORTFOLIOS                      37
       Alliance Aggressive Stock Portfolio            37
       Alliance Small Cap Growth Portfolio            40
    ASSET ALLOCATION PORTFOLIOS                       43
       Alliance Balanced Portfolio                    44
       Alliance Conservative Investors Portfolio      47
       Alliance Growth Investors Portfolio            50
--------------------------------------------------------
3
--
MORE INFORMATION ON PRINCIPAL RISKS                   53
--------------------------------------------------------
4
--
MANAGEMENT OF THE TRUST                               59
--------------------------------------------------------
    The Trust                                         59
    The Manager                                       59
    The Advisers                                      60
    The Administrator                                 60
    The Transfer Agent                                61
    Brokerage Practices                               61
    Brokerage Transactions with Affiliates            61
--------------------------------------------------------
5
--
FUND DISTRIBUTION ARRANGEMENTS                        62
--------------------------------------------------------
6
--
PURCHASE AND REDEMPTION                               63
--------------------------------------------------------
7
--
HOW ASSETS ARE VALUED                                 64
--------------------------------------------------------
8
--
TAX INFORMATION                                       65
--------------------------------------------------------
9
--
FINANCIAL HIGHLIGHTS                                  66
--------------------------------------------------------


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                           (Intentionally Left Blank)



                                     ------------------------- EQ Advisors Trust

1
Summary information concerning EQ Advisors Trust


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6
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The following chart highlights the eleven (11) Portfolios described in this
Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC and non-affiliated insurance companies. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 53.


---------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                             Seeks to achieve a high return by maximizing current
                                                income and, to the extent consistent with that objective,
                                                capital appreciation
---------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES     Seeks to achieve high current income consistent with
                                                relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and
                                                interest by the U.S. Government or its agencies or
                                                instrumentalities
---------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                           Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
---------------------------------------------------------------------------------------------------------------



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
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                               PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------
High yield debt securities rated below BBB/Baa or unrated     General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common       participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,       bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                           and securities lending risks
------------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S. Government,       General investment, fixed income, leveraging, derivatives,
including repurchase agreements and forward                   and securities lending risks
commitments related to U.S. Government securities, debt
securities of non-governmental issuers that own
mortgages, short sales, the purchase or sale of securities
on a when-issued or delayed delivery basis, derivatives,
and securities lending
------------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market             General investment, money market, leveraging, foreign
instruments (including foreign securities) and securities     securities, and securities lending risks
lending
------------------------------------------------------------------------------------------------------------------------


                                     ------------------------- EQ Advisors Trust

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
-----------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
PORTFOLIO                                        INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                            Seeks to achieve long-term growth of its capital and
                                                 increased income
-----------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME                       Seeks to provide a high total return through a combination of current income and capital appreciation by investing
                                                 primarily in income-producing common stocks and
                                                 securities convertible into common stocks
-----------------------------------------------------------------------------------------------------------



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
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including preferred           General investment, foreign securities, leveraging,
stocks or convertible debt) and fixed income securities           derivatives, convertible securities, small-cap and mid-cap
(including junk bonds), foreign securities, derivatives, and      company, junk bond, securities lending, and fixed income
securities lending                                                risks
------------------------------------------------------------------------------------------------------------------------------
Stocks and securities convertible into stocks (including junk     General investment, convertible securities, leveraging,
bonds)                                                            derivatives, foreign securities, junk bond, and fixed income risks
------------------------------------------------------------------------------------------------------------------------------



                                     ------------------------- EQ Advisors Trust

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
---------------------------------------------------------------------------------------
EQ ADVISORS TRUST GLOBAL/INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------------------------
PORTFOLIO                                             INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------
ALLIANCE GLOBAL                                       Seeks long-term growth of capital
---------------------------------------------------------------------------------------


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
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies    General investment, foreign securities, liquidity, derivatives,
(including shares of other mutual funds investing in foreign   securities lending, and fixed income risks
securities), debt securities, derivatives, and securities
lending
------------------------------------------------------------------------------------------------------------------------------


                                     ------------------------- EQ Advisors Trust

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
----------------------------------------------------------------------------------------------
EQ ADVISORS TRUST AGGRESSIVE EQUITY PORTFOLIOS
----------------------------------------------------------------------------------------------
PORTFOLIO                                         INVESTMENT OBJECTIVE(S)
----------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                         Seeks to achieve long-term growth of capital
----------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                         Seeks to achieve long-term growth of capital
----------------------------------------------------------------------------------------------



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
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                             PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of small and             General investment, small-cap and mid-cap company,
medium-sized companies (including securities of             growth investing, leveraging, derivatives, liquidity and
companies in cyclical industries, companies whose           foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
--------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies     General investment, small-cap and mid-cap company,
and undervalued securities (including securities of         growth investing, leveraging, derivatives, liquidity and
companies in cyclical industries, companies whose           foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
--------------------------------------------------------------------------------------------------------------------


                                     ------------------------- EQ Advisors Trust

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
------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST ASSET ALLOCATION PORTFOLIOS
------------------------------------------------------------------------------------------------------------
PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------
ALLIANCE BALANCED                               Seeks to achieve a high return through both appreciation
                                                of capital and current income
------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS                 Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal
------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                       Seeks to achieve the highest total return consistent with
                                                the Adviser's determination of reasonable risk
------------------------------------------------------------------------------------------------------------




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
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                    PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market instruments,              General investment, asset allocation, fixed income,
foreign securities, derivatives, and securities lending            derivatives, leveraging, liquidity, securities lending, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities and equity securities of          General investment, asset allocation, fixed income,
U.S. and foreign issuers, derivatives, and securities lending      derivatives, convertible securities, liquidity, leveraging, securities lending, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,     General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized       leveraging, derivatives, liquidity, convertible securities,
companies) and debt securities (including foreign debt             small-cap and mid-cap company, securities lending, junk
securities and junk bonds), derivatives, and securities            bond, and foreign securities risks
lending
------------------------------------------------------------------------------------------------------------------------------

                                     ------------------------- EQ Advisors Trust

2
About the investment portfolios


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This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

YEAR 2000 RISK: A Portfolio could be adversely affected if the computer systems used by the Trust, Adviser, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000 ("Year 2000 Problem"). The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by a Portfolio. This risk is greater for Portfolios that make foreign investments, particularly in emerging market countries.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. The performance shown below is from each Portfolio's predecessor registered investment company managed by the Adviser using the same investment objectives and strategies as the Portfolio. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Equitable Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.



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THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

THE LIPPER AVERAGES are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees and direct operating expenses. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the contract level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") consists of that half of the 2,000 smallest of the 3,000 largest capitalization U.S. companies that has higher price-to-book ratios and higher forecasted growth. It is compiled by the Frank Russell Company.

THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and reflects reinvestment of dividends. It is compiled by the Frank Russell Company.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.


     ----------------------------------------------------    EQ Advisors Trust

FIXED INCOME PORTFOLIOS


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ALLIANCE HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in diversified mix of high yield, fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

The Portfolio will not invest more than 10% of its total assets in:

(i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

(ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or

o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BBB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to

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greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


     ----------------------------------------------------    EQ Advisors Trust

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20
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LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                 ---------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN
                 ---------------------------------------------

                 1989 ..................................  5.1%
                 1990 .................................. -1.1%
                 1991 .................................. 24.5%
                 1992 .................................. 12.3%
                 1993 .................................. 23.2%
                 1994 .................................. -2.8%
                 1995 .................................. 19.9%
                 1996 .................................. 23.0%
                 1997 .................................. 18.5%
                 1998 .................................. -5.2%

Best quarter (% and time period)    Worst quarter (% and time period)
7.96% (1997 2nd Quarter)            -10.97% (1998 3rd Quarter)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
                                       ONE YEAR      FIVE YEARS     TEN YEARS
-----------------------------------------------------------------------------
Alliance High Yield Portfolio-
  Class IA Shares                       (5.15)%         9.99%         11.17%
-----------------------------------------------------------------------------
ML Master*                               3.66%          9.01%         11.08%
-----------------------------------------------------------------------------
Lipper High Current Yield
  Bond Funds Average*                   (0.44)%         7.37%          9.34%
-----------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

WAYNE C. TAPPE has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Tappe, a Senior Vice President of Alliance, has been associated with Alliance since 1987.

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21
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ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government Securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government Securities and may also purchase debt securities of non-government issuers that own mortgages.

   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the Adviser considered the duration of a 10-year Treasury bond to be 4.68 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government Securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government Securities and may purchase call and put options on U.S. Government Securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government Securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government Securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government Securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA")


     ----------------------------------------------------    EQ Advisors Trust

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22
--------------------------------------------------------------------------------

    guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. These securities tend to be more volatile than other types of U.S. Government Securities.

   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government Securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government Securities.

THE PRINCIPAL RISKS

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

   INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

   INVESTMENT-GRADE SECURITIES RISK: With respect to fixed income investments of the Portfolio, other than U.S. Government Securities, rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), the Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is

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23
--------------------------------------------------------------------------------

    unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P, or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

    MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                  ---------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                  ---------------------------------------------

                  1992 ..................................  5.5%
                  1993 .................................. 10.6%
                  1994 .................................. -4.4%
                  1995 .................................. 13.3%
                  1996 ..................................  3.8%
                  1997 ..................................  7.3%
                  1998 ..................................  7.7%

Best quarter (% and time period)    Worst quarter (% and time period)
5.31% (1991 3rd Quarter)            -2.97% (1994 1st Quarter)

     ----------------------------------------------------    EQ Advisors Trust

----------
24
--------------------------------------------------------------------------------

-------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------
                                                            SINCE
                              ONE YEAR     FIVE YEARS     INCEPTION
-------------------------------------------------------------------
Alliance Intermediate
  Government Securities
  Portfolio - Class IA
  Shares                       7.74%         5.39%          7.10%
-------------------------------------------------------------------
Lehman Intermediate
  Government Bonds*            8.49%         6.45%          7.60%
-------------------------------------------------------------------
Lipper Intermediate
  Government Funds
  Average*                     7.68%         5.91%          7.25%
-------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

JEFFREY S. PHLEGAR as been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance since 1998.

----------
25
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ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

    (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

    (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor's ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o   floating rate or master demand notes; and

o   repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS

MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit


     ----------------------------------------------------    EQ Advisors Trust

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26
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Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company whose inception date is July 13, 1981. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                  --------------------------------------------
                       CALENDAR YEAR ANNUAL TOTAL RETURN
                  --------------------------------------------

                  1989 .................................. 9.2%
                  1990 .................................. 8.2%
                  1991 .................................. 6.2%
                  1992 .................................. 3.6%
                  1993 .................................. 3.0%
                  1994 .................................. 4.0%
                  1995 .................................. 5.7%
                  1996 .................................. 5.3%
                  1997 .................................. 5.4%
                  1998 .................................. 5.3%

Best quarter (% and time period)    Worst quarter (% and time period)
2.37% (1989 2nd Quarter)            0.69% (1992 4th Quarter)
----------------------------------------------------------------------

The Portfolio's 7-day yield for the quarter ended December 31, 1998 was 4.69%.

----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------
                                  ONE YEAR    FIVE YEARS     TEN YEARS
----------------------------------------------------------------------
Alliance Money Market Portfolio
  - Class IA Shares                5.34%        5.17%          5.58%
----------------------------------------------------------------------
3-Month Treasury Bill              5.05%        5.11%          5.44%
----------------------------------------------------------------------
Lipper Money Market Mutual
  Fund Average*                    4.84%        4.77%          5.20%
----------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

----------
27
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.


     ----------------------------------------------------    EQ Advisors Trust

DOMESTIC EQUITY PORTFOLIOS


----------
28
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ALLIANCE COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of its capital and increase income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment-grade debt securities and junk bonds, e.g., rated BB or lower by S&P or Ba or lower by Moody's. The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

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29
--------------------------------------------------------------------------------

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company managed (HRT/Alliance Common Stock Portfolio) by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is June 16, 1975. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


     ----------------------------------------------------    EQ Advisors Trust

----------
30
--------------------------------------------------------------------------------

                 ----------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                 ----------------------------------------------

                 1989 .................................. 25.6%
                 1990 .................................. -8.1%
                 1991 .................................. 40.00%
                 1992 ..................................  3.2%
                 1993 .................................. 24.8%
                 1994 .................................. -2.1%
                 1995 .................................. 32.5%
                 1996 .................................. 24.30%
                 1997 .................................. 29.4%
                 1998 .................................. 29.4%

Best quarter (% and time period)    Worst quarter (% and time period)
28.42% (1998 4th Quarter)           -20.22% (1990 3rd Quarter)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                     ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
Alliance Common Stock Portfolio
  - Class IA Shares                  29.39%        21.95%        18.65%
--------------------------------------------------------------------------
S&P 500 Index*                       28.58%        24.06%        19.21%
--------------------------------------------------------------------------
Lipper Growth Equity Mutual
  Funds Average*                     22.86%        18.63%        16.72%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.

----------
31
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

THE INVESTMENT STRATEGY

The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o   that have a total market capitalization of at least $1 billion;

o   that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, Ab or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's or determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income


     ----------------------------------------------------    EQ Advisors Trust

----------
32
--------------------------------------------------------------------------------

securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

FOREIGN SECURITIES RISKS: To the extent the Portfolio invests in foreign securities, it is subject to risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance. The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

----------
33
--------------------------------------------------------------------------------

                 ---------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                 ---------------------------------------------

                 1994 .................................. -0.6%
                 1995 .................................. 24.1%
                 1996 .................................. 20.1%
                 1997 .................................. 26.9%
                 1998 .................................. 20.9%

Best quarter (% and time period)    Worst quarter (% and time period)
26.28% (1998 4th Quarter)           -15.03% (1998 3rd Quarter)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
-------------------------------------------------------------------------
Alliance Growth and Income
  Portfolio - Class IA Shares        20.86%        17.84%         16.86%
-------------------------------------------------------------------------
75% S&P 500 Index/25%
  Value Line Convertible*            20.10%        21.07%         20.48%
-------------------------------------------------------------------------
S&P 500 Index*                       28.58%        24.06%         23.32%
-------------------------------------------------------------------------
Lipper Growth and Income
  Funds Average*                     15.61%        18.35%         17.89%
-------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN and W. THEODORE KUCK have been the persons responsible for the day-to-day management of the Portfolio, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio and its predecessor's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.



     ----------------------------------------------------    EQ Advisors Trust

GLOBAL/INTERNATIONAL PORTFOLIO


----------
34
--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest in equity securities.

The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

FOREIGN SECURITIES RISKS: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio invests in securities issued by European issuers that that may be adversely impacted by the recent introduction of the "Euro" as a common currency in 11 European Monetary Union member

----------
35
--------------------------------------------------------------------------------

       states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Leveraging Risk. When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance.



     ----------------------------------------------------    EQ Advisors Trust

----------
36
--------------------------------------------------------------------------------

                 ---------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                 ---------------------------------------------

                 1989 .................................. 26.7%
                 1990 .................................. -6.1%
                 1991 .................................. 30.5%
                 1992 .................................. -0.5%
                 1993 .................................. 32.1%
                 1994 ..................................  5.2%
                 1995 .................................. 18.8%
                 1996 .................................. 14.6%
                 1997 .................................. 11.7%
                 1998 .................................. 21.8%

Best quarter (% and time period)    Worst quarter (% and time period)
26.59% (1998 4th Quarter)           -16.99% (1998 3rd Quarter)
----------------------------------------------------------------------

----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------
                                 ONE YEAR     FIVE YEARS     TEN YEARS
----------------------------------------------------------------------
Alliance Global Portfolio -
  Class IA Shares                 21.80%        14.28%         14.81%
----------------------------------------------------------------------
MSCI World Index*                 24.34%        15.68%         10.66%
----------------------------------------------------------------------
Lipper Global Mutual Funds
  Average*                        14.34%        11.98%         11.21%
----------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

AGGRESSIVE EQUITY PORTFOLIOS


----------
37
--------------------------------------------------------------------------------

ALLIANCE AGGRESSIVE STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable growth prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (i.e., change in management, new products or changes in customer demand) and less widely known companies.

The Portfolio may also invest up to 20% of its total assets in foreign securities and may also make use of various other investment strategies, including investments in debt securities and making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


     ----------------------------------------------------    EQ Advisors Trust

----------
38
--------------------------------------------------------------------------------

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                 ---------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                 ---------------------------------------------

                 1989 .................................. 43.5%
                 1990 ..................................  8.2%
                 1991 .................................. 86.9%
                 1992 .................................. -3.2%
                 1993 .................................. 16.8%
                 1994 .................................. -3.8%
                 1995 .................................. 31.6%
                 1996 .................................. 22.2%
                 1997 .................................. 10.9%
                 1998 ..................................  0.3%

Best quarter (% and time period)    Worst quarter (% and time period)
40.10% (1991 1st Quarter)           -27.19% (1998 3rd Quarter)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------
Alliance Aggressive Stock
  Portfolio - Class IA Shares        0.29%         11.47%         18.90%
-------------------------------------------------------------------------
50% S&P 400 MidCap
  Index/50% Russell 2000*            8.28%         15.56%         16.49%
-------------------------------------------------------------------------
S&P 400 MidCap Index*               19.11%         18.84%         19.29%
-------------------------------------------------------------------------
Lipper MidCap Growth Funds
  Average*                          12.16%         14.87%         15.44%
-------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the

----------
39
--------------------------------------------------------------------------------

predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.


     ----------------------------------------------------    EQ Advisors Trust

---------
40
--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (i.e., change in management, new products or changes in customer demand) and less widely known companies.

Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of smaller capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $2 billion).

The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

The Portfolio will invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment-grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

----------
41
--------------------------------------------------------------------------------

risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for 1998, the Portfolio's first full year of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                 ----------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                 ----------------------------------------------

                 1998 ................................... -4.3%

Best quarter (% and time period)    Worst quarter (% and time period)
22.98 (1998 4th Quarter)            -28.07% (1998 3rd Quarter)
-----------------------------------------------------------------

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
-----------------------------------------------------------------
Alliance Small Cap Growth Portfolio -
 Class IA Shares                            -4.28%       12.27%
-----------------------------------------------------------------
Russell 2000 Growth Index*                   1.23%       16.58%
-----------------------------------------------------------------
Lipper Small Company Growth Funds
 Average*                                   -0.33%       16.72%
-----------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105.


     ----------------------------------------------------    EQ Advisors Trust

----------
42
--------------------------------------------------------------------------------

Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MARK J. CUNNEEN has been responsible for the day-to-day management of Portfolio and its predecessor since January 1999. Mr. Cunneen, a Senior Vice President of Alliance, has been associated with Alliance since January 1999. Prior to joining Alliance, Mr. Cunneen had been associated with INVESCO since May 1998, and before that with Chancellor LGT Asset Management, Inc. ("Chancellor") since 1992. Mr. Cunneen had been the head of Chancellor's Small Cap Equity Group since 1997.

ASSET ALLOCATION PORTFOLIOS


----------
43
--------------------------------------------------------------------------------

The Alliance Conservative Investors Portfolio, the Alliance Balanced Portfolio and the Alliance Growth Investors Portfolio together are called the Asset Allocation Portfolios. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor"' has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

The "balanced investor" is somewhat less aggressive than the growth investor and has a medium- to long-term investment horizon. This investor is sensitive to risk, but is willing to take on some risk in seeking high total return. Consequently, the asset mix for the Alliance Balanced Portfolio attempts to capture a sizable portion of the market's upside while diversifying risk among asset classes.

The Adviser has established an asset allocation committee (the "Committee"), all the members of which are employees of the Adviser, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If the Adviser believes that cash flow will be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

The Asset Allocation Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Portfolios may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Portfolios may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts.


     ----------------------------------------------------    EQ Advisors Trust

----------
44
--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

THE INVESTMENT STRATEGY

The Portfolio invests varying portions of its assets in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities.

The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings by the Portfolio's holdings are currently expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.


The Portfolio may also invest up to 20% of its total assets in foreign securities and may also make use of various other investment strategies, including using of up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if the Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

----------
45
--------------------------------------------------------------------------------

risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

FIXED INCOME RISKS: This Portfolio invests at least 25% of its total assets in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

  INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

  INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the



     ----------------------------------------------------    EQ Advisors Trust

----------
46
--------------------------------------------------------------------------------

Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                 ---------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                 ---------------------------------------------

                 1989 .................................. 25.8%
                 1990 ..................................  0.3%
                 1991 .................................. 41.3%
                 1992 .................................. -2.8%
                 1993 .................................. 12.3%
                 1994 .................................. -8.0%
                 1995 .................................. 19.8%
                 1996 .................................. 11.7%
                 1997 .................................. 15.1%
                 1998 .................................. 18.1%

Best quarter (% and time period)    Worst quarter (% and time period)
15.13% (1991 4th Quarter)           -8.29% (1990 3rd Quarter)
----------------------------------------------------------------------

----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------
                                 ONE YEAR     FIVE YEARS     TEN YEARS
----------------------------------------------------------------------
Alliance Balanced Portfolio
  - Class IA Shares               18.11%        10.82%         12.51%
----------------------------------------------------------------------
50% S&P 500 Index/50%
  Lehman Gov't/Corp.*             19.02%        16.88%         15.21%
----------------------------------------------------------------------
S&P 500 Index*                    28.58%        24.06%         19.21%
----------------------------------------------------------------------
Lipper Balanced Mutual
  Funds Average                   13.48%        13.84%         12.97%
----------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

----------
47
--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

THE INVESTMENT STRATEGY

The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.


   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the Adviser considered the duration of a 10-year Treasury bond to be 4.68 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stocks, including convertible securities, common stocks that are listed on national securities exchanges. The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

The Portfolio may also make use of various other investment strategies, and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISKS: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and


     ----------------------------------------------------    EQ Advisors Trust

----------
48
--------------------------------------------------------------------------------

economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

  INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

  INVESTMENT-GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

  MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like, which may cause the Portfolio to lose money or be prevented from earning capital gains.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

----------
49
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                 ---------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                 ---------------------------------------------

                 1990 ..................................  6.3%
                 1991 .................................. 19.8%
                 1992 ..................................  5.6%
                 1993 .................................. 10.8%
                 1994 .................................. -4.1%
                 1995 .................................. 20.4%
                 1996 ..................................  5.2%
                 1997 .................................. 13.3%
                 1998 .................................. 13.9%

Best quarter (% and time period)    Worst quarter (% and time period)
7.65% (1998 4th Quarter)            -3.21% (1994 1st Quarter)
---------------------------------------------------------------------

---------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------
                                                              SINCE
                                ONE YEAR     FIVE YEARS     INCEPTION
---------------------------------------------------------------------
Alliance Conservative
  Investors Portfolio -
  Class IA Shares               13.88%         9.40%          9.99%
---------------------------------------------------------------------
70% Lehman Treasury/30%
  S&P 500 Index*                15.59%        13.37%         12.08%
---------------------------------------------------------------------
S&P 500 Index*                  28.58%        24.06%         17.62%
---------------------------------------------------------------------
Lipper Flexible Portfolio
  Average                       14.20%        14.31%         12.55%
---------------------------------------------------------------------

*    For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


     ----------------------------------------------------    EQ Advisors Trust

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50
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ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

FIXED INCOME RISKS: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Other risks that relate to the Portfolio's investment in fixed income securities include:

  INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

  JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate

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51
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  restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

LEVERAGING RISK: When the Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FOREIGN SECURITIES RISKS: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.


     ----------------------------------------------------    EQ Advisors Trust

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52
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The Portfolio's performance shown below is the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor will be transferred to the Portfolio on October 1, 1999.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                 ---------------------------------------------
                        CALENDAR YEAR ANNUAL TOTAL RETURN
                 ---------------------------------------------

                 1990 .................................. 10.7%
                 1991 .................................. 48.8%
                 1992 ..................................  4.9%
                 1993 .................................. 15.3%
                 1994 .................................. -3.2%
                 1995 .................................. 26.4%
                 1996 .................................. 12.6%
                 1997 .................................. 16.9%
                 1998 .................................. 19.1%

Best quarter (% and time period)    Worst quarter (% and time period)
18.16% (1998 4th Quarter)           -10.60% (1990 3rd Quarter)
--------------------------------------------------------------------

--------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------
                                                             SINCE
                               ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------
Alliance Growth Investors
  Portfolio - Class IA
  Shares                        19.13%        13.92%         16.09%
--------------------------------------------------------------------
70% S&P 500 Index/30%
  Lehman Gov't/Corp.*           22.85%        19.96%         15.55%
--------------------------------------------------------------------
S&P 500 Index*                  28.58%        24.06%         17.62%
--------------------------------------------------------------------
Lipper Flexible Portfolio
  Average*                      14.20%        14.31%         12.55%
--------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

3
More information on principal risks


----------------
53
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Advisers for each Portfolio rely on the insights of different specialists in making investment decisions based on each Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

YEAR 2000 RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Trust and its Portfolios could be adversely affected if the computer systems used by the Advisers, other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data dated on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." Virtually all operations of the Trust and its Portfolios are computer reliant. The Manager, Advisers, administrator, transfer agent, distributors and custodian have informed the Trust that they are actively taking steps to address the Year 2000 Problem with regard to their respective computer systems and the interfaces between their respective computer systems. The Trust is also taking measures to obtain assurances from necessary persons that comparable steps are being taken by the key service providers to the Trust's Advisers, administrator, transfer agent, distributors, and custodian. There can be no assurance that the Trust and the Portfolios' key service providers will be Year 2000 compliant. If not adequately addressed, the Year 2000 Problem could result in the inability of the Trust to perform its mission critical functions, including trading and settling trades of Portfolio securities, pricing of portfolio securities and processing shareholder transactions, and the net asset value of its Portfolios' shares may be materially affected.

In addition, because the Year 2000 Problem affects virtually all issuers, the companies or entities in which the Portfolios may invest also could be adversely impacted by the Year 2000 Problem. For example, issuers may incur substantial costs to address the Year 2000 problem. The extent of such impact cannot be predicted and there can be no assurances that the Year 2000 Problem will not have an adverse effect on the issuers whose securities are held by the Portfolios. The Advisers have assured the Trust that they consider such issues in making investment decisions for the Portfolios. Furthermore, certain of the Portfolios make international investments thereby exposing these Portfolios to operations, custody and settlement processes outside the United States.

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In many countries outside the United States the Year 2000 Problem has not been adequately addressed and concerns have been raised that capital flight, among other issues, may be triggered by full disclosure of the Year 2000 Problem on countries outside the United States. Additional information on the impact of the Year 2000 Problem on emerging market countries is provided in this section, under "FOREIGN SECURITIES RISKS-EMERGING MARKET RISK."

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISKS: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

  CREDIT RISK: Credit risk is the risk that the issuer or   guarantor of a
  debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

  Credit risk is particularly significant for the Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in "junk bonds" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative. Portfolio such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

  INTEREST RATE RISK: The price of a bond or a fixed   income security is
  dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in

----------
55
--------------------------------------------------------------------------------

  bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

  MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

  INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

  JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

FOREIGN SECURITIES RISKS: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

  CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

  EMERGING MARKET RISK: There are greater risks   involved in investing in
  emerging markets countries


     ----------------------------------------------------    EQ Advisors Trust

----------
   56
--------------------------------------------------------------------------------

  and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

  The YEAR 2000 PROBLEM may also be especially acute in emerging market countries. Many emerging market countries are currently lagging behind more developed countries in their Year 2000 preparedness because they lack the financial resources to undertake the necessary remedial actions. A lack of Year 2000 preparedness may adversely affect the health, security and economic well-being of emerging market countries and could, obviously, adversely affect the value of a Portfolio's investments in emerging market countries. More information on the Year 2000 Problem is provided in this section, under "GENERAL INVESTMENT RISKS-YEAR 2000 RISK."

  EURO RISK: Certain of the Portfolios invests in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

  The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Portfolios are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan on the Portfolios. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect a Portfolio if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the Portfolios.

  POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

  REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

  TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

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57
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GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more


     ----------------------------------------------------    EQ Advisors Trust

----------
58
--------------------------------------------------------------------------------

established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4
Management of the Trust


----------------
59
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty (40) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

EQ Financial Consultants, Inc. ("EQFC"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. The Board of Trustees of the Trust has approved a transfer to Equitable of the Trust's Investment Management Agreement with EQFC. This transfer is expected to be completed in September 1999. Upon completion of the transfer, Equitable will serve as the Manager of the Trust. However, until completion of the transfer, EQFC will continue to serve in that capacity. Equitable, 1290 Avenue of the Americas, New York, New York 10104, is the indirect corporate parent of EQFC. Both EQFC and Equitable are investment advisers registered under the Investment Advisers Act of 1940, as amended, and EQFC is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management and administration of the Trust. In the exercise of that responsibility, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select the Advisers for the Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian and administrator.

The Manager has filed an application ("Substitution Application") requesting that the SEC approve the substitution of Class IA and Class IB shares of 14 new Portfolios of the Trust for the same class of shares of corresponding portfolios of The Hudson River Trust ("HRT"). Alliance Capital Management L.P. ("Alliance") will serve as Adviser for each of those 14 new Portfolios. The Substitution Application states that, with respect to those 14 new Portfolios advised by Alliance, the Manager will not use the powers granted to it under the Multi-Manager Order (i) to terminate Alliance and select a new Adviser for those Portfolios or (ii) to materially modify the Investment Advisory Agreement between the Manager and Alliance without first obtaining shareholder approval to utilize the powers granted under the Multi-Manager Order or the approval of shareholders to materially modify the Investment Advisory Agreement.

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60
--------------------------------------------------------------------------------

The eleven (11) Portfolios listed in the table below did not commence operations during 1998. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager is entitled to receive in 1999 for managing each of these Portfolios.

ANNUAL RATE OF MANAGEMENT FEES

------------------------------------------------------
PORTFOLIOS                                 ANNUAL RATE
------------------------------------------------------
Alliance Aggressive Stock(1)                 0.54%
Alliance Balanced(1)                         0.41%
Alliance Common Stock(1)                     0.36%
Alliance Conservative Investors(1)           0.48%
Alliance Global(1)                           0.64%
Alliance Growth and Income(1)                0.55%
Alliance Growth Investors(1)                 0.51%
Alliance High Yield(1)                       0.60%
Alliance Intermediate Government             0.50%
  Securities(1)
Alliance Money Market(1)                     0.35%
Alliance Small Cap Growth(1)                 0.90%
------------------------------------------------------

1  The inception date for this Portfolio was April 30, 1999.

THE ADVISERS

Each Portfolio has an Adviser that furnishes an investment program for the Portfolio pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

The Manager and certain non-affiliated insurance companies and certain of their separate accounts (collectively, "Applicants") have filed a Substitution Application with the SEC. Applicants have included, as a term of the Substitution Application, that with respect to those Portfolios for which Alliance serves as Adviser, the Manager will not: (i) terminate Alliance and select a new Adviser for those Portfolios or (ii) materially modify the existing investment advisory agreement without first either obtaining approval of shareholders for such actions or obtaining approval of shareholders to utilize the Multi-Manager Order.

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

THE ADMINISTRATOR

Pursuant to an agreement, Chase Global Funds Services Company ("Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of

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61
--------------------------------------------------------------------------------

the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commenced operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of the Adviser to another Portfolio for which such Adviser does not provide investment advice. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.



     ----------------------------------------------------    EQ Advisors Trust

5
Fund distribution arrangements


----------------
62
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQFC") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. EQFC and EDI are affiliates of Equitable. Both EQFC and EDI are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption


----------------
63
--------------------------------------------------------------------------------

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

Portfolios that invest a significant portion of their assets in foreign securities, may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

7
How assets are valued


----------------
64
--------------------------------------------------------------------------------

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, or in American Depository Receipts or similar form, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
Tax information


----------------
65
--------------------------------------------------------------------------------

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in figuring out whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. The Administrator and the Manager therefore carefully monitor compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Financial Highlights

The Hudson River Trust
December 31, 1998

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)

-------
66
--------------------------------------------------------------------------------

The financial highlights tables below are intended to help you understand the financial performance for eleven (11) of the Portfolios that are advised by Alliance for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The financial information relating to both the Class IA shares and the Class IB shares for those eleven (11) Portfolios has been derived from the audited financial statements of HRT for the year ended December 31, 1998. The Class IA shares and the Class IB shares of each HRT Portfolio listed below will be substituted for Class IA shares and the Class IB shares of the corresponding Portfolio of the Trust and the assets and liabilities of the respective HRT Portfolio will be transferred to its corresponding Portfolio of the Trust on or about October 1, 1999. These financial statements have been audited by PricewaterhouseCoopers LLP, independent accountants. PricewaterhouseCoopers LLP's report on HRT financial statements as of December 31, 1998 appears in HRT's Annual Report. The information should be read in conjunction with the financial statements contained in HRT's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:

                                                                                   CLASS IA
                                                  ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                       1998           1997           1996           1995            1994
                                                  -------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of period (b) ........     $36.22         $35.85         $35.68         $30.63          $31.89
                                                      ------         ------         ------         ------          ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       0.09           0.04           0.09           0.10            0.04
  Net realized and unrealized gain (loss) on
   investments ..................................      (0.28)          3.71           7.52           9.54           (1.26)
                                                      ------         ------         ------         ------          ------
  Total from investment operations ..............      (0.19)          3.75           7.61           9.64           (1.22)
                                                      ------         ------         ------         ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (0.16)         (0.05)         (0.09)         (0.10)          (0.04)
  Dividends in excess of net investment
   income .......................................          -              -          (0.00)             -               -
  Distributions from realized gains .............      (1.72)         (3.33)         (7.33)         (4.49)              -
  Distributions in excess of realized gains .....          -              -          (0.02)             -               -
  Tax return of capital distributions ...........          -              -              -              -           (0.00)
                                                      ------         ------         ------         ------          ------
  Total dividends and distributions .............      (1.88)         (3.38)         (7.44)         (4.59)          (0.04)
                                                      ------         ------         ------         ------          ------
Net asset value, end of period ..................     $34.15         $36.22         $35.85         $35.68          $30.63
                                                      ======         ======         ======         ======          ======
Total return (c) ................................       0.29%         10.94%         22.20%         31.63%          (3.81)%
                                                      ======         ======         ======         ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............... $4,346,907     $4,589,771     $3,865,256     $2,700,515      $1,832,164
Ratio of expenses to average net assets .........       0.56%          0.54%          0.48%          0.49%           0.49%
Ratio of net investment income (loss) to
  average net assets ............................       0.24%          0.11%          0.24%          0.28%           0.12%
Portfolio turnover rate .........................        105%           123%           108%           127%             92%

                                                                   CLASS IB
                                                  ------------------------------------------
                                                         YEAR ENDED             OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  ------------------------    DECEMBER 31,
                                                      1998        1997           1996
                                                  ------------ -----------  -----------------
Net asset value, beginning of period (b) ........    $36.13       $35.83        $37.28
                                                     ------       ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.01        (0.11)        (0.01)
  Net realized and unrealized gain (loss) on
   investments ..................................     (0.29)        3.77          0.85
                                                     ------       ------        ------
  Total from investment operations ..............     (0.28)        3.66          0.84
                                                     ------       ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.12)       (0.03)            -
  Dividends in excess of net investment
   income .......................................         -            -         (0.02)
  Distributions from realized gains .............     (1.72)       (3.33)        (0.23)
  Distributions in excess of realized gains .....         -            -         (2.04)
  Tax return of capital distributions ...........         -            -             -
                                                     ------       ------        ------
  Total dividends and distributions .............     (1.84)       (3.36)        (2.29)
                                                     ------       ------        ------
Net asset value, end of period ..................    $34.01       $36.13        $35.83
                                                     ======       ======        ======
Total return (c) ................................      0.05%       10.66%         2.32%
                                                     ======       ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $153,782      $73,486          $613
Ratio of expenses to average net assets .........      0.82%        0.81%         0.73%(d)
Ratio of net investment income (loss) to
  average net assets ............................      0.02%       (0.28)%       (0.10)%(d)
Portfolio turnover rate .........................       105%         123%          108%

-----
67
--------------------------------------------------------------------------------

ALLIANCE BALANCED PORTFOLIO:


                                                                                 CLASS IA
                                                               --------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------
                                                                     1998          1997           1996
                                                               -------------- -------------- --------------
Net asset value, beginning of period (b)......................      $17.58         $16.64         $16.76
                                                                 ---------      ---------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................        0.56           0.58           0.53
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .............................        2.54           1.86           1.31
                                                                 ---------      ---------      ---------
  Total from investment operations ...........................        3.10           2.44           1.84
                                                                 ---------      ---------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......................       (0.50)         (0.59)         (0.53)
  Dividends in excess of net investment income ...............           -              -              -
  Distributions from realized gains ..........................       (1.67)         (0.91)         (1.40)
  Distributions in excess of realized gains ..................           -              -          (0.03)
  Tax return of capital distributions ........................           -              -              -
                                                                 ---------      ---------      ---------
  Total dividends and distributions ..........................       (2.17)         (1.50)         (1.96)
                                                                 ---------      ---------      ---------
Net asset value, end of period ...............................      $18.51         $17.58         $16.64
                                                                 =========      =========      =========
Total return (c) .............................................       18.11%         15.06%         11.68%
                                                                 =========      =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................  $1,936,429     $1,724,089     $1,637,856
Ratio of expenses to average net assets ......................        0.45%          0.45%          0.41%
Ratio of net investment income to average net assets .........        3.00%          3.30%          3.15%
Portfolio turnover rate ......................................          95%           146%           177%



                                                                          CLASS IA                CLASS IB
                                                               ------------------------------ ----------------
                                                                                                 JULY 8, 1998
                                                                  YEAR ENDED DECEMBER 31,            TO
                                                               ------------------------------   DECEMBER 31,
                                                                    1995           1994            1998
                                                               -------------- --------------- ----------------
Net asset value, beginning of period (b) .....................      $14.87          $16.67          $19.48
                                                                 ---------       ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................        0.54            0.45            0.24
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .............................        2.36           (1.78)           0.66
                                                                 ---------       ---------       ---------
  Total from investment operations ...........................        2.90           (1.33)           0.90
                                                                 ---------       ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......................       (0.54)          (0.44)          (0.20)
  Dividends in excess of net investment income ...............           -           (0.03)              -
  Distributions from realized gains ..........................       (0.47)              -           (1.67)
  Distributions in excess of realized gains ..................           -               -               -
  Tax return of capital distributions ........................           -           (0.00)              -
                                                                 ---------       ---------       ---------
  Total dividends and distributions ..........................       (1.01)          (0.47)          (1.87)
                                                                 ---------       ---------       ---------
Net asset value, end of period ...............................      $16.76          $14.87          $18.51
                                                                 =========       =========       =========
Total return (c) .............................................       19.75%          (8.02)%          4.92%
                                                                 =========       =========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................  $1,523,142      $1,329,820             $10
Ratio of expenses to average net assets ......................        0.40%           0.39%           0.70%(d)
Ratio of net investment income to average net assets .........        3.33%           2.87%           2.65%(d)
Portfolio turnover rate ......................................         186%            115%             95%


                                     ------------------------- EQ Advisors Trust

-----
68
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO:


                                                                                    CLASS IA
                                                  ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
                                                       1998           1997           1996           1995            1994
                                                  -------------- -------------- -------------- -------------- ---------------
Net asset value, beginning of period (b) ........       $21.61         $18.23         $16.48         $13.36          $14.65
                                                    ----------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................         0.18           0.14           0.15           0.20            0.20
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................         5.99           5.12           3.73           4.12           (0.51)
                                                    ----------      ---------      ---------      ---------       ---------
  Total from investment operations ..............         6.17           5.26           3.88           4.32           (0.31)
                                                    ----------      ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........        (0.15)         (0.11)         (0.15)         (0.20)          (0.19)
  Dividends in excess of net investment
   income .......................................            -              -              -          (0.02)          (0.01)
  Distributions from realized gains .............        (3.28)         (1.77)         (1.76)         (0.95)          (0.77)
  Distributions in excess of realized gains .....            -              -          (0.22)         (0.03)              -
  Tax return of capital distributions ...........            -              -              -              -           (0.01)
                                                    ----------      ---------      ---------      ---------       ---------
  Total dividends and distributions .............        (3.43)         (1.88)         (2.13)         (1.20)          (0.98)
                                                    ----------      ---------      ---------      ---------       ---------
Net asset value, end of period ..................       $24.35         $21.61         $18.23         $16.48          $13.36
                                                    ==========      =========      =========      =========       =========
Total return (c) ................................        29.39%         29.40%         24.28%         32.45%          (2.14)%
                                                    ==========      =========      =========      =========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $12,061,977     $9,331,994     $6,625,390     $4,879,677      $3,466,245
Ratio of expenses to average net assets .........         0.39%          0.39%          0.38%          0.38%           0.38%
Ratio of net investment income to average
  net assets ....................................         0.75%          0.69%          0.85%          1.27%           1.40%
Portfolio turnover rate .........................           46%            52%            55%            61%             52%


                                                                   CLASS IB
                                                  ------------------------------------------
                                                         YEAR ENDED             OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  -------------------------   DECEMBER 31,
                                                      1998         1997           1996
                                                  ------------ ------------ ----------------
Net asset value, beginning of period (b) ........    $21.58       $18.22          $17.90
                                                    -------      -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.10         0.10            0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      6.00         5.11            1.52
                                                    -------      -------       ---------
  Total from investment operations ..............      6.10         5.21            1.54
                                                    -------      -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.10)       (0.08)          (0.00)
  Dividends in excess of net investment income ..         -            -           (0.03)
  Distributions from realized gains .............     (3.28)       (1.77)          (0.16)
  Distributions in excess of realized gains .....         -            -           (1.03)
  Tax return of capital distributions ...........         -            -               -
                                                    -------      -------       ---------
  Total dividends and distributions .............     (3.38)       (1.85)          (1.22)
                                                    -------      -------       ---------
Net asset value, end of period ..................    $24.30       $21.58          $18.22
                                                    =======      =======       =========
Total return (c) ................................     29.06%       29.07%           8.49%
                                                    =======      =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $834,144     $228,780          $1,244
Ratio of expenses to average net assets .........      0.64%        0.64%           0.63%(d)
Ratio of net investment income to average
  net assets ....................................      0.44%        0.46%           0.61%(d)
Portfolio turnover rate .........................        46%          52%             55%

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69
--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:


                                                                              CLASS IA
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                      1998         1997         1996         1995          1994
                                                  ------------ ------------ ------------ ------------  ------------
Net asset value, beginning of period (b) ........   $ 11.89      $ 11.29      $ 11.52      $ 10.15       $ 11.12
                                                    -------      -------      -------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.49         0.49         0.50         0.60          0.55
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      1.12         0.97         0.07         1.43         (1.00)
                                                    -------      -------      -------      -------       -------
  Total from investment operations ..............      1.61         1.46         0.57         2.03         (0.45)
                                                    -------      -------      -------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.48)       (0.49)       (0.51)       (0.59)        (0.52)
  Distributions from realized gains .............     (0.70)       (0.37)       (0.27)       (0.07)            -
  Distributions in excess of realized gains .....         -            -        (0.02)           -             -
                                                    -------      -------      -------      -------       -------
  Total dividends and distributions .............     (1.18)       (0.86)       (0.80)       (0.66)        (0.52)
                                                    -------      -------      -------      -------       -------
Net asset value, end of period ..................   $ 12.32      $ 11.89      $ 11.29      $ 11.52       $ 10.15
                                                    =======      =======      =======      =======       =======
Total return (c) ................................     13.88%       13.25%        5.21%       20.40%        (4.10)%
                                                    =======      =======      =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $355,441     $307,847     $282,402     $252,101      $173,691
Ratio of expenses to average net assets .........      0.53%        0.57%        0.61%        0.59%         0.59%
Ratio of net investment income to average net
  assets ........................................      3.99%        4.17%        4.48%        5.48%         5.22%
Portfolio turnover rate .........................       103%         206%         181%         287%          228%


                                                             CLASS IB
                                                  -------------------------------
                                                       YEAR           MAY 1,
                                                      ENDED          1997 TO
                                                   DECEMBER 31,    DECEMBER 31,
                                                       1998            1997
                                                  -------------- ----------------
Net asset value, beginning of period (b) ........    $ 11.88        $   11.29
                                                     -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       0.46             0.31
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................       1.12             1.01
                                                     -------        ---------
  Total from investment operations ..............       1.58             1.32
                                                     -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (0.45)           (0.36)
  Distributions from realized gains .............      (0.70)           (0.37)
  Distributions in excess of realized gains .....          -                -
                                                     -------        ---------
  Total dividends and distributions .............      (1.15)           (0.73)
                                                     -------        ---------
Net asset value, end of period ..................    $ 12.31        $   11.88
                                                     =======        =========
Total return (c) ................................      13.60%           11.84%
                                                     =======        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............    $32,653           $5,694
Ratio of expenses to average net assets .........       0.78%            0.80%(d)
Ratio of net investment income to average net
  assets ........................................       3.68%            3.82%(d)
Portfolio turnover rate .........................        103%             206%



                                     ------------------------- EQ Advisors Trust

-----
70
--------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO:


                                                                                CLASS IA
                                                  --------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------
                                                        1998          1997          1996         1995         1994
                                                  -------------- ------------- ------------ ------------ ------------
Net asset value, beginning of period (b) ........      $17.29         $16.92       $15.74       $13.87       $13.62
                                                    ---------      ---------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.14           0.17         0.21         0.26         0.20
  Net realized and unrealized gain on
   investments and foreign currency
   transactions .................................        3.56           1.75         2.05         2.32         0.52
                                                    ---------      ---------      -------      -------      -------
  Total from investment operations ..............        3.70           1.92         2.26         2.58         0.72
                                                    ---------      ---------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.22)         (0.36)       (0.21)       (0.25)       (0.17)
  Dividends in excess of net investment
   income .......................................           -              -        (0.08)           -            -
  Distributions from realized gains .............       (1.31)         (1.19)       (0.79)       (0.42)       (0.28)
  Distributions in excess of realized gains .....           -              -            -        (0.03)       (0.00)
  Tax return of capital distributions ...........           -              -        (0.00)       (0.01)       (0.02)
                                                    ---------      ---------      -------      -------      -------
  Total dividends and distributions .............       (1.53)         (1.55)       (1.08)       (0.71)       (0.47)
                                                    ---------      ---------      -------      -------      -------
Net asset value, end of period ..................      $19.46         $17.29       $16.92       $15.74       $13.87
                                                    =========      =========      =======      =======      =======
Total return (c) ................................       21.80%         11.66%       14.60%       18.81%        5.23%
                                                    =========      =========      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $1,360,220     $1,203,867     $997,041     $686,140     $421,698
Ratio of expenses to average net assets .........        0.71%          0.69%        0.60%        0.61%        0.69%
Ratio of net investment income to average
  net assets ....................................        0.72%          0.97%        1.28%        1.76%        1.41%
Portfolio turnover rate .........................         105%            57%          59%          67%          71%


                                                                  CLASS IB
                                                  ----------------------------------------
                                                        YEAR ENDED            OCTOBER 2,
                                                       DECEMBER 31,            1996 TO
                                                  -----------------------   DECEMBER 31,
                                                      1998        1997          1996
                                                  ----------- ----------- ----------------
Net asset value, beginning of period (b) ........    $17.27      $16.91         $16.57
                                                    -------     -------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.08        0.12           0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions .................................      3.56        1.76           0.81
                                                    -------     -------      ---------
  Total from investment operations ..............      3.64        1.88           0.83
                                                    -------     -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.19)      (0.33)             -
  Dividends in excess of net investment
   income .......................................         -           -          (0.11)
  Distributions from realized gains .............     (1.31)      (1.19)         (0.10)
  Distributions in excess of realized gains .....         -           -          (0.28)
  Tax return of capital distributions ...........         -           -          (0.00)
                                                    -------     -------      ---------
  Total dividends and distributions .............     (1.50)      (1.52)         (0.49)
                                                    -------     -------      ---------
Net asset value, end of period ..................    $19.41      $17.27         $16.91
                                                    =======     =======      =========
Total return (c) ................................     21.50%      11.38%          4.98%
                                                    =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $47,982     $21,520           $290
Ratio of expenses to average net assets .........      0.96%       0.97%          0.86%(d)
Ratio of net investment income to average
  net assets ....................................      0.41%       0.67%          0.48%(d)
Portfolio turnover rate .........................       105%         57%            59%

-----
71
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO:


                                                                             CLASS IA
                                                  ---------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                     1998         1997         1996        1995         1994
                                                  ----------- ------------ ------------ ----------- ------------
Net asset value, beginning of period (b) ........    $15.38       $13.01       $11.70       $9.70       $9.95
                                                    -------      -------      -------      ------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.06         0.15         0.24        0.33        0.31
  Net realized and unrealized gain (loss) on
   investments ..................................      3.08         3.30         2.05        1.97       (0.36)
                                                    -------      -------      -------      ------     -------
  Total from investment operations ..............      3.14         3.45         2.29        2.30       (0.05)
                                                    -------      -------      -------      ------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.05)       (0.15)       (0.23)      (0.30)      (0.20)
  Distributions from realized gains .............     (1.48)       (0.93)       (0.75)          -           -
                                                    -------      -------      -------      ------     -------
  Total dividends and distributions .............     (1.53)       (1.08)       (0.98)      (0.30)      (0.20)
                                                    -------      -------      -------      ------     -------
Net asset value, end of period ..................    $16.99       $15.38       $13.01      $11.70       $9.70
                                                    =======      =======      =======      ======     =======
Total return (c) ................................     20.86%       26.90%       20.09%      24.07%      (0.58)%
                                                    =======      =======      =======      ======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $877,744     $555,059     $232,080     $98,053     $31,522
Ratio of expenses to average net assets .........      0.58%        0.58%        0.58%       0.60%       0.78%
Ratio of net investment income to average net
  assets ........................................      0.38%        0.99%        1.94%       3.11%       3.13%
Portfolio turnover rate .........................        74%          79%          88%         65%         52%



                                                             CLASS IB
                                                  -------------------------------
                                                       YEAR        MAY 1, 1997
                                                      ENDED            TO
                                                   DECEMBER 31,    DECEMBER 31,
                                                       1998            1997
                                                  -------------- ----------------
Net asset value, beginning of period (b) ........     $15.36           $13.42
                                                     -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       0.03             0.05
  Net realized and unrealized gain (loss) on
   investments ..................................       3.07             2.91
                                                     -------        ---------
  Total from investment operations ..............       3.10             2.96
                                                     -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (0.03)           (0.09)
  Distributions from realized gains .............      (1.48)           (0.93)
                                                     -------        ---------
  Total dividends and distributions .............      (1.51)           (1.02)
                                                     -------        ---------
Net asset value, end of period ..................     $16.95           $15.36
                                                     =======        =========
Total return (c) ................................      20.56%           22.41%
                                                     =======        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $120,558          $32,697
Ratio of expenses to average net assets .........       0.83%            0.83%(d)
Ratio of net investment income to average net
  assets ........................................       0.17%            0.43%(d)
Portfolio turnover rate .........................         74%              79%



                                     ------------------------- EQ Advisors Trust

-----
72
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO:



                                                                                 CLASS IA
                                                  -----------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
                                                        1998           1997           1996          1995         1994
                                                  -------------- -------------- -------------- ------------ -------------
Net asset value, beginning of period (b) ........      $18.55         $17.20         $17.68       $14.66        $15.61
                                                    ---------      ---------      ---------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.41           0.41           0.40         0.57          0.50
  Net realized and unrealized gain (loss) on
   on investments and foreign currency
   transactions .................................        3.03           2.43           1.66         3.24         (0.98)
                                                    ---------      ---------      ---------      -------       -------
  Total from investment operations ..............        3.44           2.84           2.06         3.81         (0.48)
                                                    ---------      ---------      ---------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.41)         (0.46)         (0.40)       (0.54)        (0.46)
  Dividends in excess of net investment
   income .......................................           -              -          (0.03)       (0.01)        (0.01)
  Distributions from realized gains .............       (1.71)         (1.03)         (2.10)       (0.24)            -
  Distributions in excess of realized gains .....           -              -          (0.01)           -             -
                                                    ---------      ---------      ---------      -------       -------
  Total dividends and distributions .............       (2.12)         (1.49)         (2.54)       (0.79)        (0.47)
                                                    ---------      ---------      ---------      -------       -------
Net asset value, end of period ..................      $19.87         $18.55         $17.20       $17.68        $14.66
                                                    =========      =========      =========      =======       =======
Total return (c) ................................       19.13%         16.87%         12.61%       26.37%        (3.15)%
                                                    =========      =========      =========      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $1,963,074     $1,630,389     $1,301,643     $896,134      $492,478
Ratio of expenses to average net assets .........        0.55%          0.57%          0.57%        0.56%         0.59%
Ratio of net investment income to average
  net assets ....................................        2.10%          2.18%          2.31%        3.43%         3.32%
Portfolio turnover rate .........................         102%           121%           190%         107%          131%


                                                                  CLASS IB
                                                  ----------------------------------------
                                                        YEAR ENDED            OCTOBER 2,
                                                       DECEMBER 31,            1996 TO
                                                  -----------------------   DECEMBER 31,
                                                      1998        1997          1996
                                                  ----------- ----------- ----------------
Net asset value, beginning of period (b) ........    $18.52      $17.19         $16.78
                                                    -------     -------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.36        0.36           0.07
  Net realized and unrealized gain (loss) on
   on investments and foreign currency
   transactions .................................      3.03        2.43           0.71
                                                    -------     -------      ---------
  Total from investment operations ..............      3.39        2.79           0.78
                                                    -------     -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.36)      (0.43)         (0.02)
  Dividends in excess of net investment
   income .......................................         -           -          (0.09)
  Distributions from realized gains .............     (1.71)      (1.03)         (0.02)
  Distributions in excess of realized gains .....         -           -          (0.24)
                                                    -------     -------      ---------
  Total dividends and distributions .............     (2.07)      (1.46)         (0.37)
                                                    -------     -------      ---------
Net asset value, end of period ..................    $19.84      $18.52         $17.19
                                                    =======     =======      =========
Total return (c) ................................     18.83%      16.58%          4.64%
                                                    =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $92,027     $35,730           $472
Ratio of expenses to average net assets .........      0.80%       0.82%          0.84%(d)
Ratio of net investment income to average
  net assets ....................................      1.85%       1.88%          1.69%(d)
Portfolio turnover rate .........................       102%        121%           190%

-----
73
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO:


                                                                              CLASS IA
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER  31,
                                                  ----------------------------------------------------------------
                                                      1998         1997         1996         1995        1994
                                                  ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of period (b) ........     $10.41       $10.02        $9.64        $8.91       $10.08
                                                     -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       1.07         1.04         1.02         0.98         0.89
  Net realized and unrealized gain (loss) on
   investments ..................................      (1.56)        0.75         1.07         0.73        (1.17)
                                                     -------      -------      -------      -------      -------
  Total from investment operations ..............      (0.49)        1.79         2.09         1.71        (0.28)
                                                     -------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (1.03)       (0.97)       (0.98)       (0.94)       (0.88)
  Dividends in excess of net investment
   income .......................................          -            -        (0.03)       (0.04)       (0.01)
  Distributions from realized gains .............      (0.18)       (0.43)       (0.70)           -            -
  Distributions in excess of realized gains .....          -            -            -            -            -
                                                     -------      -------      -------      -------      -------
  Total dividends and distributions .............      (1.21)       (1.40)       (1.71)       (0.98)       (0.89)
                                                     -------      -------      -------      -------      -------
Net asset value, end of period ..................      $8.71       $10.41       $10.02        $9.64        $8.91
                                                     =======      =======      =======      =======      =======
Total return (c) ................................      (5.15)%      18.48%       22.89%       19.92%       (2.79)%
                                                     =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $405,308     $355,473     $199,360     $118,129      $73,895
Ratio of expenses to average net assets .........       0.63%        0.62%        0.59%        0.60%        0.61%
Ratio of net investment income to average
  net assets ....................................      10.67%        9.82%        9.93%       10.34%        9.23%
Portfolio turnover rate .........................        181%         390%         485%         350%         248%



                                                                   CLASS IB
                                                  ------------------------------------------
                                                         YEAR ENDED             OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  -------------------------   DECEMBER 31,
                                                        1998        1997          1996
                                                  ------------- ----------- ----------------
Net asset value, beginning of period (b) ........     $10.39       $10.01         $10.25
                                                     -------      -------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       1.04         1.05           0.19
  Net realized and unrealized gain (loss) on
   investments ..................................      (1.56)        0.71           0.15
                                                     -------      -------      ---------
  Total from investment operations ..............      (0.52)        1.76           0.34
                                                     -------      -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (1.00)       (0.95)         (0.03)
  Dividends in excess of net investment
   income .......................................          -            -          (0.25)
  Distributions from realized gains .............      (0.18)       (0.43)         (0.01)
  Distributions in excess of realized gains .....          -            -          (0.29)
                                                     -------      -------      ---------
  Total dividends and distributions .............      (1.18)       (1.38)         (0.58)
                                                     -------      -------      ---------
Net asset value, end of period ..................      $8.69       $10.39         $10.01
                                                     =======      =======      =========
Total return (c) ................................      (5.38)%      18.19%          3.32%
                                                     =======      =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $207,042      $66,338           $685
Ratio of expenses to average net assets .........       0.88%        0.88%          0.82%(d)
Ratio of net investment income to average
  net assets ....................................      10.60%        9.76%          8.71%(d)
Portfolio turnover rate .........................        181%         390%           485%



                                     ------------------------- EQ Advisors Trust

-----
74
--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(E):


                                                                            CLASS IA
                                                  -------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------
                                                       1998         1997        1996        1995        1994
                                                  ------------ ------------ ----------- ----------- -----------
Net asset value, beginning of period (b) ........     $9.44        $9.29       $9.47       $8.87       $10.08
                                                    -------      -------      ------      ------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.50         0.53        0.54        0.58         0.65
  Net realized and unrealized gain (loss) on
   investments ..................................      0.21         0.13       (0.19)       0.57        (1.08)
                                                    -------      -------      ------      ------      -------
  Total from investment operations ..............      0.71         0.66        0.35        1.15        (0.43)
                                                    -------      -------      ------      ------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.48)       (0.51)      (0.53)      (0.55)       (0.78)
                                                    -------      -------      ------      ------      -------
Net asset value, end of period ..................     $9.67        $9.44       $9.29       $9.47        $8.87
                                                    =======      =======      ======      ======      =======
Total return (c) ................................      7.74%        7.29%       3.78%      13.33%       (4.37)%
                                                    =======      =======      ======      ======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............  $153,383     $115,114     $88,384     $71,780      $48,518
Ratio of expenses to average net assets .........      0.55%        0.55%       0.56%       0.57%        0.56%
Ratio of net investment income to average net
  assets ........................................      5.21%        5.61%       5.73%       6.15%        6.75%
Portfolio turnover rate .........................       539%         285%        318%        255%         133%


                                                             CLASS IB
                                                  -------------------------------
                                                        YEAR        MAY 1, 1997
                                                       ENDED            TO
                                                   DECEMBER 31,    DECEMBER 31,
                                                       1998            1997
                                                  -------------- ----------------
Net asset value, beginning of
  period (b) ....................................     $9.43             $9.27
                                                     ------         ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.47              0.32
  Net realized and unrealized gain (loss) on
   investments ..................................      0.22              0.22
                                                     ------         ---------
  Total from investment operations ..............      0.69              0.54
                                                     ------         ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.46)            (0.38)
                                                     ------         ---------
Net asset value, end of period ..................     $9.66             $9.43
                                                     ======         =========
Total return (c) ................................      7.48%             5.83%
                                                     ======         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............   $30,898            $5,052
Ratio of expenses to average net assets .........      0.80%             0.81%(d)
Ratio of net investment income to average net
  assets ........................................      4.87%             5.15%(d)
Portfolio turnover rate .........................       539%              285%

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ALLIANCE MONEY MARKET PORTFOLIO:



                                                                             CLASS IA
                                                 ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------
                                                      1998         1997         1996         1995         1994
                                                 ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of period (b) .......    $10.18       $10.17       $10.16       $10.14       $10.12
                                                   -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.53         0.54         0.54         0.57         0.41
  Net realized and unrealized gain (loss) on
   investments .................................         -            -        (0.01)           -            -
                                                   -------      -------      -------      -------      -------
  Total from investment operations .............      0.53         0.54         0.53         0.57         0.41
                                                   -------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.49)       (0.53)       (0.52)       (0.55)       (0.39)
  Dividends in excess of net investment
   income ......................................         -            -            -            -            -
                                                   -------      -------      -------      -------      -------
  Total dividends and distributions ............     (0.49)       (0.53)       (0.52)       (0.55)       (0.39)
                                                   -------      -------      -------      -------      -------
Net asset value, end of period .................    $10.22       $10.18       $10.17       $10.16       $10.14
                                                   =======      =======      =======      =======      =======
Total return (c) ...............................      5.34%        5.42%        5.33%        5.74%        4.02%
                                                   =======      =======      =======      =======     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $723,311     $449,960     $463,422     $386,691     $325,391
Ratio of expenses to average net assets ........      0.37%        0.39%        0.43%        0.44%        0.42%
Ratio of net investment income to average
  net assets ...................................      5.13%        5.28%        5.17%        5.53%        4.01%


                                                                  CLASS IB
                                                 ------------------------------------------
                                                        YEAR ENDED             OCTOBER 2,
                                                       DECEMBER 31,             1996 TO
                                                 -------------------------   DECEMBER 31,
                                                      1998         1997          1996
                                                 ------------ ------------ ----------------
Net asset value, beginning of period (b) .......    $10.17       $10.16         $10.16
                                                   -------      -------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.49         0.52           0.11
  Net realized and unrealized gain (loss) on
   investments .................................      0.02            -           0.01
                                                   -------      -------       --------
  Total from investment operations .............      0.51         0.52           0.12
                                                   -------      -------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.47)       (0.51)         (0.02)
  Dividends in excess of net investment
   income ......................................         -            -          (0.10)
                                                   -------      -------       --------
  Total dividends and distributions ............     (0.47)       (0.51)         (0.12)
                                                   -------      -------       --------
Net asset value, end of period .................    $10.21       $10.17         $10.16
                                                   =======      =======       ========
Total return (c) ...............................      5.08%        5.16%          1.29%
                                                   =======      =======       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $386,718     $123,675         $3,184
Ratio of expenses to average net assets ........      0.62%        0.63%          0.67%(d)
Ratio of net investment income to average
  net assets ...................................      4.82%        5.02%          4.94%(d)



                                     ------------------------- EQ Advisors Trust

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ALLIANCE SMALL CAP GROWTH PORTFOLIO:



                                                                          CLASS IA                            CLASS IB
                                                               -------------------------------    ---------------------------------
                                                                     YEAR           MAY 1,              YEAR            MAY 1,
                                                                    ENDED          1997 TO             ENDED           1997 TO
                                                                DECEMBER 31,    DECEMBER 31,       DECEMBER 31,     DECEMBER 31,
                                                                    1998            1997               1998             1997
                                                               -------------- ----------------    -------------- ------------------
Net asset value, beginning of period (b) .....................     $12.35           $10.00            $12.34            $10.00
                                                                  -------        ---------           -------        ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...............................       0.01             0.01             (0.02)            (0.01)
  Net realized and unrealized gain (loss) on investments .....      (0.54)            2.65             (0.53)             2.65
                                                                  -------        ---------           -------        ----------
  Total from investment operations ...........................      (0.53)            2.66             (0.55)             2.64
                                                                  -------        ---------           -------        ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......................          -            (0.01)                -                 -
  Distributions from realized gains ..........................          -            (0.30)                -             (0.30)
                                                                  -------        ---------           -------        ----------
  Total dividends and distributions ..........................          -            (0.31)                -             (0.30)
                                                                  -------        ---------           -------        ----------
Net asset value, end of period ...............................     $11.82           $12.35            $11.79            $12.34
                                                                  =======        =========           =======        ==========
Total return (c) .............................................      (4.28)%          26.74%            (4.44)%           26.57%
                                                                  =======        =========           =======        ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................   $198,360          $94,676          $112,254           $46,324
Ratio of expenses to average net assets ......................       0.96%            0.95%(d)          1.20%             1.15%(d)
Ratio of net investment income (loss) to average net assets ..       0.08%            0.10%(d)         (0.17)%           (0.12)%(d)
Portfolio turnover rate ......................................         94%              96%               94%               96%

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----------
(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Date as of which funds were first allocated to the Portfolios are as follows:

          Class IA:
          Alliance Common Stock Portfolio-June 16, 1975
          Alliance Money Market Portfolio-July 13, 1981
          Alliance Balanced Portfolio-January 27, 1986
          Alliance Aggressive Stock Portfolio-January 27, 1986
          Alliance High Yield Portfolio-January 2, 1987
          Alliance Global Portfolio-August 27, 1987
          Alliance Conservative Investors Portfolio-October 2, 1989
          Alliance Growth Investors Portfolio-October 2, 1989
          Alliance Intermediate Government Securities Portfolio-April 1, 1991 Alliance Growth and Income Portfolio-October 1, 1993
          Alliance Small Cap Growth Portfolio-May 1, 1997

          Class IB:
          Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Global, Alliance Aggressive Stock and Alliance Growth Investors Portfolios-October 2, 1996.
          Alliance Intermediate Government Securities, Alliance Growth and Income, Alliance Small Cap Growth and Alliance Conservative Investors Portfolios-May 1, 1997.
          Alliance Balanced Portfolio-July 8, 1998.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(d)       Annualized.

(e) On February 22, 1994, shares of the Alliance Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Alliance Short-Term World Income Portfolio.


                                     ------------------------- EQ Advisors Trust

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If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents:

ANNUAL REPORTS

The Annual Report includes more information about the Trust's performance and is available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated August 30, 1999, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 800-SEC-0330.

Investment Company Act File Number: 811-07953